SUMMARY PROSPECTUS

JANUARY 31, 2022

UPHOLDINGS® Compound KingsTM ETF

Ticker Symbol: KNGS

Listed on Cboe BZX Exchange, Inc.

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the UPHOLDINGS Compound Kings ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.compoundkingsetf.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated January 31, 2022 are incorporated by reference into this Summary Prospectus.

UPHOLDINGS® Compound Kings ETF

Fund Summary

Investment Objective

The UPHOLDINGS® Compound Kings ETF (the “Fund”) seeks to provide long-term capital growth. Income is a secondary objective.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.37%
Total Annual Fund Operating Expenses	0.97%

[1]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the example, affect the Fund’s performance. For the fiscal period from December 30, 2020 through September 30, 2021, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by investing in securities that the Fund’s Adviser and Sub-Adviser (Upholdings) believe offer the most attractive risk and return potential. Upholdings selects investments for the Fund’s portfolio based on its own proprietary research.

The Fund’s Investment Strategy

The Fund generally invests in securities that Upholdings believes have the potential to compound at a higher rate than the S&P 500 Index over multi-year periods. In most cases, Upholdings identifies companies that have been reinvesting their own cash flow at above average rates of return. If, based on Upholding’s analysis, the shares of a particular company are trading at a fair level compared to Upholding’s estimate of the company’s intrinsic value, Upholdings will generally recommend that the Fund purchase that company’s shares. To calculate intrinsic value, Upholdings constructs long-term financial models to estimate cashflow generation and the resulting shareholder value. To do so, Upholdings uses an array of publicly available data - earnings call transcripts, publicly disclosed financials, and industry consultants. Upholdings then estimates intrinsic value by discounting the estimated future value into a current valuation.

The Fund will be considered non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund generally anticipates holding approximately thirty (30) securities.

The Fund may sell securities for a variety of reasons, such as to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.

Additionally, the Fund may, from time to time, deviate from the foregoing investment process if Upholdings believes a particular security has the potential to increase in value based on unique circumstances.

The Fund currently plans to invest at least 60% of its total net assets in equity securities of companies of medium and large market capitalizations located in both the United States and China, primarily via Hong Kong listed securities. However, due to recent actions by the Chinese government, the Fund anticipates that its holdings of companies organized in China and Hong Kong may become reduced over time. As a result, the foregoing percentage target may be correspondingly reduced over time. The Fund will also invest in other international markets, including emerging markets.

In addition to securities of operating companies, Upholdings may recommend that the Fund invest in real estate investment trusts (REITs), business development companies (BDCs), convertible securities, preferred stocks, and exchange-traded funds (ETFs). When doing so, Upholdings follows the same research process: determine how much cash the entities can generate and whether there are opportunities for management to continue to reinvest at above average rates of return. The Fund may also hold U.S. government securities, bonds, cash, and cash equivalents for defensive purposes and during periods when Upholdings is unable to identify securities that meet its investment criteria. Absent unusual market conditions, the Fund does not intend to maintain large cash balances for prolonged periods.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. BDCs are registered closed-end investment companies that have elected to be regulated as “business development companies” under the Investment Company Act of 1940 (the “1940 Act”). Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. Preferred stock is a class of stock that pays dividends before common stock dividend payments are made and may be convertible to common stock. U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. ETFs may include both actively- and passively-managed ETFs. In addition to U.S. government securities, bonds may include a broad array of short-, medium-, and long-term obligations issued by corporate and private issuers of various types. Cash equivalents may include commercial paper and short-term debt instruments.

The Fund may also invest, to a lesser extent, in privately offered securities to seek to achieve its investment objectives subject to the limitations of the Investment Company Act of 1940 (the “1940 Act”) and regulations thereunder. Privately offered securities often are illiquid and may be difficult to value, as more fully described below.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Management Risk. The Fund is actively-managed and may not meet its investment objectives based on the Adviser’s or Upholding’s success or failure in implementing the Fund’s investment strategy.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, such as differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

China Investment Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to miss opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Illiquid Securities Risk. The portfolio managers may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers in particular, are subject to greater liquidity risk.

ETF Risks

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Mid-Capitalization Companies Risk. Investing in securities of medium- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart and table reflect changes in the Fund’s performance from year to year over the periods indicated and show how the Fund’s average annual total returns for the periods indicated compare to those of a relevant market index. Updated performance information is also available by calling 215-882-9983 or visiting the Fund’s website at www.compoundkingsetf.com.

The Fund is the accounting successor to a private fund, namely, the Flagship Fund, a series of Upholdings Funds LLC (the “Predecessor Fund”), which was managed in a manner substantially similar to the Fund. It was managed by Robert Cantwell since its inception, Founder of Upholdings Group, LLC (“Upholdings”), a portfolio manager to the Fund.

Performance shown in the bar chart and table for periods prior to December 30, 2020 is that of the Predecessor Fund and is not the performance of the Fund. The return information for the Predecessor Fund was calculated using the methodology the SEC requires of registered investment companies. However, since the Predecessor Fund did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the Predecessor Fund’s nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future.

Prior to the commencement of the Fund’s operations on December 30, 2020, the Fund operated as the Predecessor Fund, a private fund that had the same fee schedule as the Fund since the Predecessor Fund’s inception on March 1, 2019. The Predecessor Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s objectives, policies, guidelines, and restrictions are, in all material respects, equivalent to those of the Predecessor Fund, which was created for reasons unrelated to the establishment of a performance record. As part of the Predecessor Fund’s reorganization into the Fund, the Fund assumed the NAV and performance history of the Predecessor Fund. The Predecessor Fund was the sole account managed by Upholdings.

The primary drivers of the Predecessor Fund’s outperformance of the S&P 500 Index, its benchmark index, included a lack of exposure to energy and banking industries in the S&P 500 (which have recently suffered), successful tactical adjustments to the portfolio to seek to avoid losses, and the performance of four specific securities. The then-recent growth rate in the stock market helped to produce short-term returns that are not typical, and have not continued at the same level, and appear unlikely to continue at the same level. In addition, there are no assurances that the drivers of historical Predecessor Fund outperformance will be drivers of outperformance in the future.

Calendar Year Total Return as of December 31, 2021

110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
96.81%
9.30%
2020
2021

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 42.24% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -13.77% (quarter ended March 31, 2020).

Average Annual Total Returns

(for periods ended December 31, 2021)

	1 Year	Since Inception (3/1/19)
Return Before Taxes	9.30%	35.20%
Return After Taxes on Distributions	9.26%	35.18%
Return After Taxes on Distributions and Sale of Shares	5.53%	28.37%
S&P 500 Index[1]	28.71%	22.67%

[1]	Index assumes withholding of taxes on dividends.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Fund’s primary benchmark it the S&P 500 Index is a market-capitalization weighted index of the 500 largest U.S. publicly traded companies. Index returns reflect the reinvestment of income dividends and capital gains, if any. Unlike the Predecessor Fund (and the Fund), an index does not incur fees or expenses. An index is unmanaged and it is not possible to invest directly in an index.

PORTFOLIO MANAGEMENT

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC (“Adviser”)
Investment Sub-Adviser:	Upholdings Group LLC (“Upholdings” or the “Sub-Adviser”)

Portfolio Managers

Robert Cantwell, Founder of Upholdings, has been primarily and jointly responsible for the day-to-day management of the Fund since 2020. Mr. Cantwell provides his recommendations to Messrs. Brandon Koepke and Richard Shaner, Portfolio Managers of the Adviser. Mr. Koepke and Mr. Shaner have been primarily and jointly responsible for the day-to-day management of the Fund, since 2020 and 2022, respectively.

Summary Information about Purchases, Sales, Taxes, and

Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.